October 25, 1996
                         THE DREYFUS/LAUREL FUNDS TRUST-
                PREMIER LIMITED TERM GOVERNMENT SECURITIES FUND
                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1996
        At a meeting of the Board of Trustees held on October 24, 1996, the Board approved a proposal to liquidate the Fund, distribute the Fund's assets to Fund shareholders and close out Fund shareholder accounts. The liquidation is expected to occur on or about December 18, 1996. In anticipation of the Fund's liquidation, effective immediately, the Fund will be closed to any investments for new accounts and effective on or about December 2, 1996, the Fund will be closed to any investments in any accounts. In addition, effective immediately, the front-end sales load or contingent deferred sales charge, as applicable to the Fund's share classes, are eliminated.
        THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY FUND SHARES."
        The DDA number for payment transmitted by wire to Boston Safe Deposit and Trust Company for purchase of Class A, Class B, Class C or Class R shares of the Fund in your name is as follows:
                                  DDA# 044350
The wire must indicate which Class of shares is being purchased and must include the other required information with respect to wire payments set forth under "How to Buy Fund Shares" in the Fund's Prospectus.
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES THE INFORMATION CONTAINED IN THE THIRD PARAGRAPH IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND."

                           (CONTINUED ON REVERSE SIDE)
        The Fund is managed by Arthur J. MacBride, III, a portfolio manager of The Dreyfus Corporation since October 17, 1994 and an officer of Mellon Bank, N.A. Mr. MacBride also serves as a Director of Fixed Income of The Boston Company Advisors, Inc. Prior to joining The Boston Company Advisors, Inc. in 1988, Mr. MacBride was a Principal and the National Sales Manager at Manufacturers Hanover Securities Corporation, where he was responsible for the sale of all fixed income securities. Previously, he did corporate finance/underwriting work in both the U.S. and Europe. In London and Toronto, he worked extensively on the Eurobond Market (coupon and currency swaps). Mr. MacBride is a graduate from Franklin and Marshall College and holds a MBA from Fordham University.
        THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY FUND SHARES -- CLASS A SHARES."
        Effective immediately, a CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase.
                                                                   344s102596